                                                                    Exhibit 10.2

                        AMENDMENT No. 2 and WAIVER, dated as of December 20,
                  1999 (this "Amendment"), to the Credit Agreement dated as of December 24, 1997 (the "Credit Agreement"), as amended by Amendment No. 1, dated as of April 15, 1998, among Frank's Nursery & Crafts, Inc. (the "Borrower"), FNC Holdings Inc. ("Holdings"), formerly known as General Host Corporation, the Lenders (as defined in the Credit Agreement), The Chase Manhattan Bank, as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent") for the Lenders, as swingline lender (in such capacity, the "Swingline Lender") and as an Issuing Bank (as defined in the Credit Agreement), and Goldman Sachs Credit Partners, L.P., as documentation agent.

         A. Pursuant to the Credit Agreement, the Lenders, the Swingline Lender and the Issuing Banks have extended credit to the Borrower and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

         B. The Borrower and Holdings have requested that the Administrative Agent and the Required Lenders (a) waive compliance to the extent set forth herein with Sections 6.14 and 6.15 of the Credit Agreement for the current fiscal quarter and (b) amend certain provisions of the Credit Agreement as set forth herein.

         C. The Administrative Agent and the Required Lenders are willing to provide the waivers and to amend the Credit Agreement, in each case, pursuant to the terms and subject to the conditions set forth herein.

         D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Limited Waiver of Section 6.14 of the Credit Agreement (Leverage Ratio.) The Administrative Agent and the Required Lenders hereby waive compliance by Holdings and the Borrower with the provisions of Section 6.14 of the Credit Agreement on the last day of the four-fiscal-quarter period of Holdings ending on or about November 7, 1999; provided; however, that Holdings and the Borrower shall not permit the Leverage Ratio on such date to be in excess of 6.25 to 1.00.

         SECTION 2. Limited Waiver of Section 6.15 of the Credit Agreement (Consolidated Net Cash Interest Expense Coverage Ratio). The Administrative Agent and the Required Lenders hereby waive compliance by Holdings and the Borrower with the provisions of Section 6.15 of the Credit Agreement on the last day of the four-fiscal-quarter period of Holdings ending on or about November 7, 1999; provided, however, that Holdings and the Borrower shall not permit the ratio of (i) Consolidated EBITDA to

(ii) Consolidated Net Cash Interest Expense for the four-fiscal-quarter period ending on such date to be less than 1.60 to 1.00.

         SECTION 3. Amendments to Section 1.01 of the Credit Agreement (Defined Terms). (a) The definition of the term "Applicable Rate" is hereby amended and restated in its entirety to read as follows:

                  "Applicable Rate" means, (a) for any day with respect to any ABR Loan (excluding Swingline Loans) or Eurodollar Loan that is a Revolving Loan, or with respect to the commitment fees payable hereunder in respect of the Revolving Commitments, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread--Revolving Loan", "Eurodollar Spread--Revolving Loan" or "Commitment Fee Rate", as the case may be, based upon the Senior Leverage Ratio as of the most recent determination date, provided that until the third Business Day after the delivery to the Administrative Agent, pursuant to Section 5.01 (b), of Holdings's and the Borrower's consolidated financial statements for Holdings's and the Borrower's first four full fiscal quarters commencing after the Effective Date, the "Applicable Rate" with respect to any ABR Loan or Eurodollar Loan that is a Revolving Loan shall be the applicable rate per annum set forth below in Category 1; provided; further, that during the period from and including the Second Amendment Effective Date until the third Business Day after the delivery to the Administrative Agent, pursuant to Section 5.01 (b), of Holdings's and the Borrower's consolidated financial statements for Holdings's and the Borrower's fiscal quarter ending on or about May 20, 2001, the "Applicable Rate" with respect to any ABR Loan or Eurodollar Loan that is a Revolving Loan shall be the applicable rate per annum set forth below in Category 1:


                                                                    ABR           Eurodollar
                                                                  Spread--         Spread--      Commitment Fee
                    Senior Leverage Ratio:                     Revolving Loan   Revolving Loan        Rate
                    ----------------------                     --------------   --------------        ----
                        Category 1
           Equal to or greater than 2.00 to 1.00                   1.75%            2.75%            0.500%
                        Category 2
      Less than 2.00 to 1.00 but equal to or greater               1.50%            2.50%            0.500%
                     than 1.75 to 1.00
                        Category 3
      Less than 1.75 to 1.00 but equal to or greater               1.25%            2.25%            0.500%
                     than 1.50 to 1.00
                        Category 4
                  Less than 1.50 to 1.00                           1.00%            2.00%            0.375%

         and (b) for any day with respect to any ABR Loan or Eurodollar Loan that is a Term Loan, or with respect to the commitment fees payable hereunder in respect of the Term Commitments, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread--Term Loan", "Eurodollar Spread--Term Loan" or "Commitment Fee Rate", as the case may be, based upon the Senior Leverage Ratio as of the most recent determination date, provided that until the third Business Day after the delivery to the Administrative Agent, pursuant to Section 5.01 (b), of Holdings's and the Borrower's consolidated financial statements for Holdings's and the Borrower's first four full fiscal quarters commencing after the Effective Date, the "Applicable Rate" with respect to any ABR Loan or Eurodollar Loan that is a Term Loan shall be the applicable rate per annum set forth below in Category 1; provided; further, that during the period from and including the Second Amendment Effective Date until the third Business Day after the delivery to the Administrative Agent, pursuant to Section 5.01 (b), of Holdings's and the Borrower's consolidated financial statements for Holdings's and the Borrower's fiscal quarter ending on or about May 20, 2001, the "Applicable Rate" with respect to any ABR Loan or Eurodollar Loan that is a Term Loan shall be the applicable rate per annum set forth below in Category 1:


                                                                    ABR         Eurodollar
                                                                  Spread--      Spread-Term    Commitment Fee
                    Senior Leverage Ratio:                        Term Loan         Loan            Rate
                    ----------------------                        ---------         ----            ----
                        Category 1
            Equal to or greater than 2.00 to 1.00                  2.00%           3.00%          0.500%

                        Category 2
      Less than 2.00 to 1.00 but equal to or greater               1.75%           2.75%          0.500%
                     than 1.75 to 1.00

                        Category 3
                  Less than 1.75 to 1.00                           1.50%           2.50%          0.500%

                  For purposes of the foregoing, (a) the Senior Leverage Ratio shall be determined as of the end of each fiscal quarter of Holdings's fiscal year based upon Holdings's consolidated financial statements delivered pursuant to Section 5.01 (a) or (b), and (b) each change in the Applicable Rate resulting from a change in the Senior Leverage Ratio shall be effective during the period commencing on and including the third day (such day, the "Applicable Rate Determination Date") after the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change, provided that the Senior Leverage Ratio shall be deemed to be in Category 1 if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01 (a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

                  (b) Section 1.01 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order therein the following:

                  "Inventory" shall have the meaning assigned to such term in the Security Agreement.

                  "Second Amendment Effective Date" means December 20, 1999.

                  SECTION 4. Amendment to Section 2.11 of the Credit Agreement (Prepayment of Loans). Section 2.11 of the Credit Agreement is hereby amended by deleting clause (g) thereof and substituting therefor the following:

                  (g) The Borrower shall repay or prepay Revolving Borrowings and shall refrain from making additional Revolving Borrowings to the extent necessary in order that in each fiscal year of Holdings there shall be a period of at least 30 consecutive days, which 30-day period shall have ended on or before July 31 of such fiscal year, during which no Revolving Borrowings shall be outstanding.

                  SECTION 5. Amendment to Section 6.13 (Capital Expenditures.
Section 6.13 of the Credit Agreement is hereby amended by (a) deleting the table set forth therein and substituting therefor the following:

                              Fiscal Year                                   Amount
                              -----------                                   ------

                  February 2, 1998--January 31, 1999                      $22,000,000
                  February 1, 1999--January 30, 2000                      $27,000,000
                  January 31, 2000--January 28, 2001                      $17,500,000
                  January 29, 2001--January 27, 2002                      $26,500,000
                  January 28, 2002--January 26, 2003                      $28,000,000
                  January 27, 2003--January 25, 2004                      $29,500,000
                  January 26, 2005--January 30, 2005                      $31,000,000

and (b) by deleting the last sentence thereof and substituting therefor the following:

                  The amount of permitted Capital Expenditures set forth above in respect of any fiscal year other than the fiscal year ending on or about January 28, 2001 shall be increased by the lesser of (a)(i) the unused permitted Capital Expenditures for the immediately preceding fiscal year less (ii) an amount equal to unused Capital Expenditures carried forward to such preceding fiscal year and (b) $12,000,000. No increase from the amount set forth in the table above shall be permitted for the fiscal year ending on or about January 28, 2001.

                  SECTION 6. Amendment to Section 6.14 of the Credit Agreement (Leverage Ratio). Section 6.14 of the Credit Agreement is hereby amended by deleting the table set forth in clause (b) thereof and substituting therefor the following:

                             Period                                                                 Ratio
                             ------                                                                 -----

                  May 23, 1999--August 15, 1999                                                 5.00 to 1.00
                  August 16, 1999 --- November 7, 1999                                          6.25 to 1.00
                  November 8, 1999--January 30, 2000                                            7.80 to 1.00
                  January 31, 2000--May 21, 2000                                                7.30 to 1.00
                  May 22, 2000--August 13, 2000                                                 7.10 to 1.00
                  August 14, 2000--November 5, 2000                                             6.50 to 1.00
                  November 6, 2000--January 28, 2001                                            5.90 to 1.00
                  January 29, 2001 --May 20, 2001                                               5.50 to 1.00
                  May 21, 2001 --August 12, 2001                                                5.50 to 1.00
                  August 13, 2001 --November 4, 2001                                            5.50 to 1.00
                  November 5, 2001 --January 27, 2002                                           4.75 to 1,00
                  January 28, 2002--May 19, 2002                                                4.25 to 1.00
                  May 20, 2002--August 11, 2002                                                 4.25 to 1.00
                  August 12, 2002--November 3, 2002                                             4.00 to 1.00
                  November 4, 2002--January 26, 2003                                            3.50 to 1.00
                  January 27, 2003--January 25, 2004                                            3.00 to 1.00
                  January 26, 2004--thereafter                                                  2.50 to 1.00

                  SECTION 7. Amendment to Section 6.15 of the Credit Agreement (Consolidated Net Cash Interest Expense Coverage Ratio). Section 6.15 of the Credit Agreement is hereby amended by deleting the table set forth in clause (b) thereof and substituting therefor the following:

                               Period                                                               Ratio
                               ------                                                               -----
                  January 31, 1999                                                              1.75 to 1.00
                  May 23, 1999--August 15, 1999                                                 2.10 to 1.00
                  August 16, 1999--November 7, 1999                                             1.60 to 1.00
                  November 8, 1999--January 30, 2000                                            1.30 to 1.00
                  January 31, 2000--May 21, 2000                                                1.40 to 1.00
                  May 22, 2000--August 13, 2000                                                 1.50 to 1.00
                  August 14, 2000--November 5, 2000                                             1.60 to 1.00
                  November 6, 2000--January 28, 2001                                            1.70 to 1.00
                  January 29, 2001 --May 20, 2001                                               1.80 to 1.00
                  May 21, 2001 --August 12, 2001                                                1.80 to 1.00
                  August 13, 2001 --November 4, 2001                                            1.80 to 1.00
                  November 5, 2001 --January 27, 2002                                           2.00 to 1,00
                  January 28, 2002--May 19, 2002                                                2.25 to 1.00
                  May 20, 2002--August 11, 2002                                                 2.25 to 1.00
                  August 12, 2002--November 3, 2002                                             2.50 to 1.00
                  November 4, 2002--January 26, 2003                                            2.50 to 1.00
                  January 27, 2003 --thereafter                                                 3.00 to 1.00

                  SECTION 8. Amendment to Article VI (Negative Covenants).
Article VI of the Credit Agreement is hereby amended by adding thereto a new
Section 6.20 thereof as follows:

                  SECTION 6.20. Ratio of Inventory to Revolving Exposure. Holdings and the Borrower will not permit the ratio of Inventory of the Borrower and the Borrower Subsidiaries on a consolidated basis (excluding Inventory subject to consensual Liens in favor of third parties (provided that in the case of any such consensual Lien securing obligations not greater than $250,000, Inventory will be excluded only in the amount of the obligations so secured) or in which the Collateral Agent, on behalf of the lenders, does not have a perfected security interest prior to any other Lien that can be perfected by filing under the Uniform Commercial Code) to the sum of the Revolving Exposures of each of the Lenders on any date to be less than 1.25 to 1.00.

                  SECTION 9. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

                  (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and an implied covenant of good faith and fair dealing.

                  (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are, to such extent, true and correct in all material respects as of such earlier date.

                  (c) After giving effect to this Amendment, no Default has occurred and is continuing.

                  SECTION 10. Fees. In consideration of the agreements of the Required Lenders contained in Sections 1 through 8 of this Amendment, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on December 20, 1999, an amendment fee (an "Amendment Fee") in an amount equal to 0.25% of the sum of (i) the aggregate unpaid principal amount Term Loans made by such Lender as of December 20, 1999 and (ii) of such Lender's Revolving Commitment in effect on December 20, 1999.

                  SECTION 11. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when (a) the representations and warranties set forth in Section 9 hereof are true and correct and (b) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders and (ii) the Amendment Fees.

                  SECTION 12. Effect of this Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Swingline Lender, any Issuing Bank, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or Holdings to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement and the other Loan Documents.

                  SECTION 13. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 14. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 15. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                            FRANK'S NURSERY & CRAFTS, INC., as
                                            Borrower,

                                            by /s/ Larry T. Lakin
                                               ---------------------------------
                                               Name: Larry T. Lakin
                                               Title: Vice Chairman and CFO

                                            FNC HOLDINGS INC.,

                                            by /s/ Larry T. Lakin
                                               ---------------------------------
                                               Name: Larry T. Lakin
                                               Title: Vice Chairman and CFO

                                            THE CHASE MANHATTAN BANK,
                                            individually and as Administrative
                                            Agent,

                                            by /s/ Neil R. Boylan
                                               ---------------------------------
                                               Name: Neil R. Boylan
                                               Title: Managing Director

                                            GOLDMAN SACHS CREDIT PARTNERS, L.P.,
                                            by /s/ Elizabeth Fischer
                                               ---------------------------------
                                               Name: Elizabeth Fischer
                                               Title: Authorized Signatory

                                            SIGNATURE PAGE TO AMENDMENT
                                            NO. 2 AND WAIVER DATED AS OF
                                            DECEMBER 20,1999, TO THE CREDIT
                                            AGREEMENT DATED AS OF DECEMBER
                                            24,1997, AMONG FRANK'S NURSERY &
                                            CRAFTS, INC., FNC HOLDINGS INC.
                                            (F/K/A GENERAL HOST CORPORATION),
                                            THE LENDERS PARTY THERETO, THE
                                            CHASE MANHATTAN BANK, AS
                                            ADMINISTRATIVE AGENT,
                                            COLLATERAL AGENT, SWINGLINE
                                            LENDER, and ISSUING BANK, and
                                            GOLDMAN SACHS CREDIT PARTNERS,
                                            L.P., AS DOCUMENTATION AGENT

Name of Institution                IBJ Whitehall Bank & Trust Co.
                                   ---------------------------------------
                                   by  /s/ Patricia G. McCormack
                                       ----------------------------------------
                                       Name: Patricia G. McCormack
                                       Title: Director

                                            SIGNATURE PAGE TO AMENDMENT
                                            NO. 2 AND WAIVER DATED AS OF
                                            DECEMBER 20,1999, TO THE CREDIT
                                            AGREEMENT DATED AS OF DECEMBER
                                            24,1997, AMONG FRANK'S NURSERY &
                                            CRAFTS, INC., FNC HOLDINGS INC.
                                            (F/K/A GENERAL HOST CORPORATION),
                                            THE LENDERS PARTY THERETO, THE
                                            CHASE MANHATTAN BANK, AS
                                            ADMINISTRATIVE AGENT,
                                            COLLATERAL AGENT, SWINGLINE
                                            LENDER, and ISSUING BANK, and
                                            GOLDMAN SACHS CREDIT PARTNERS,
                                            L.P., AS DOCUMENTATION AGENT

Name of Institution                SPS Swaps
                                   ---------------------------------------
                                   by  /s/ Anna Maria Beissel
                                       ----------------------------------------
                                       Name: Anna Maria Beissel
                                       Title: Vice President

                                            SIGNATURE PAGE TO AMENDMENT
                                            NO. 2 AND WAIVER DATED AS OF
                                            DECEMBER 20,1999, TO THE CREDIT
                                            AGREEMENT DATED AS OF DECEMBER
                                            24,1997, AMONG FRANK'S NURSERY &
                                            CRAFTS, INC., FNC HOLDINGS INC.
                                            (F/K/A GENERAL HOST CORPORATION),
                                            THE LENDERS PARTY THERETO, THE
                                            CHASE MANHATTAN BANK, AS
                                            ADMINISTRATIVE AGENT,
                                            COLLATERAL AGENT, SWINGLINE
                                            LENDER, and ISSUING BANK, and
                                            GOLDMAN SACHS CREDIT PARTNERS,
                                            L.P., AS DOCUMENTATION AGENT

Name of Institution                Transamerica Business Credit Corporation
                                   ----------------------------------------
                                   by  /s/ Perry Vavoules
                                       ----------------------------------------
                                       Name: Perry Vavoules
                                       Title: Senior Vice President